UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 18, 2013

NeuStar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32548	52-2141938
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21575 Ridgetop Circle Sterling, Virginia	20166
(Address of principal executive offices)	(Zip Code)

(571) 434-5400

(Registrant’s telephone number, including area code.)

N/A

(Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Neustar Annual Meeting of Stockholders was held on June 18, 2013. Stockholders approved each of the proposals presented for a vote. The tables below set forth the number of votes cast for and against, and the number of abstentions and broker non-votes, for each matter voted upon by the Company’s stockholders.

1.	Election Class II directors:

Name of Nominee	For	Against	Abstentions	Broker Non-Votes
Gareth C.C. Chang	58,858,917	533,414	8,518	2,770,466
Lisa A. Hook	58,067,657	1,273,133	60,059	2,770,466
Hellene S. Runtagh	58,898,433	441,873	60,543	2,770,466

2.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2013:

Votes for approval:	61,426,401
Votes against:	734,709
Abstentions:	10,204

There were no broker non-votes for this item.

3.	Approval of Advisory Resolution on Executive Compensation:

Votes for approval:	58,488,166
Votes against:	875,847
Abstentions:	36,836
Broker non-votes:	2,770,466

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2013	NEUSTAR, INC.

	By:	/s/ Paul S Lalljie
		Name:	Paul S Lalljie
		Title:	Senior Vice President and Chief Financial Officer

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